                                                                   Exhibit 17(i)

PROXY                                                                      PROXY

                          FMB DIVERSIFIED EQUITY FUND

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of FMB FUNDS, INC. (the "Company"), for use at a Meeting of Shareholders of FMB Diversified Equity Fund to be held at One Freedom Valley Road, Oaks, Pennsylvania 19456 on March 17, 1998, at 10:00 a.m., Eastern Time.

     The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the FMB Diversified Equity Fund (the "Fund"), held of record by the undersigned on January 23, 1998, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:

FOR  AGAINST  ABSTAIN
[ ]    [ ]      [ ]   1. Proposal to approve an Agreement and Plan of
                      Reorganization and the transactions contemplated thereby, including the transfer of substantially all of the assets of the Company's FMB Diversified Equity Fund (the "FMB
                      Portfolio") to The Monitor Growth Fund (the "Monitor
                      Portfolio") in exchange for shares of the Monitor
                      Portfolio, the distribution of the Monitor Portfolio's shares so received to shareholders of the FMB Portfolio, and the termination of the Company's existence under state law and the Investment Company Act of 1940, as amended, all as described in the Company's Combined Proxy
                      Statement/Prospectus dated February 17, 1998, receipt of which is hereby acknowledged.

[ ]    [ ]      [ ]   2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR Proposals 1 and 2.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:______________     ________________________________________
                         Signature

                         ________________________________________
                         Signature, if held jointly

PROXY                                                                      PROXY

                    FMB INTERMEDIATE GOVERNMENT INCOME FUND

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of FMB FUNDS, INC. (the "Company"), for use at a Meeting of Shareholders of FMB Intermediate Government Income Fund to be held at One Freedom Valley Road, Oaks, Pennsylvania 19456 on March 17, 1998, at 10:00 a.m., Eastern Time.

     The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the FMB Intermediate Government Income Fund (the "Fund"), held of record by the undersigned on January 23, 1998, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:

FOR  AGAINST  ABSTAIN
[ ]    [ ]      [ ]   1. Proposal to approve an Agreement and Plan of
                      Reorganization and the transactions contemplated thereby, including the transfer of substantially all of the assets of the Company's FMB Intermediate Government Income Fund
                      (the "FMB Portfolio") to The Monitor Growth Fund (the
                      "Monitor Portfolio") in exchange for shares of the Monitor
                      Portfolio, the distribution of the Monitor Portfolio's shares so received to shareholders of the FMB Portfolio, and the termination of the Company's existence under state law and the Investment Company Act of 1940, as amended, all as described in the Company's Combined Proxy
                      Statement/Prospectus dated February 17, 1998, receipt of which is hereby acknowledged.

[ ]    [ ]      [ ]   2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR Proposals 1 and 2.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:______________     ________________________________________
                         Signature

                         ________________________________________
                         Signature, if held jointly

PROXY                                                                      PROXY

                        FMB MICHIGAN TAX-FREE BOND FUND

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of FMB FUNDS, INC. (the "Company"), for use at a Meeting of Shareholders of FMB Michigan Tax-Free Bond Fund to be held at One Freedom Valley Road, Oaks, Pennsylvania 19456 on March 17, 1998, at 10:00 a.m., Eastern Time.

     The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the FMB Michigan Tax-Free Bond Fund (the "Fund"), held of record by the undersigned on January 23, 1998, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:

FOR  AGAINST  ABSTAIN
[ ]    [ ]      [ ]   1. Proposal to approve an Agreement and Plan of
                      Reorganization and the transactions contemplated thereby, including the transfer of substantially all of the assets of the Company's FMB Michigan Tax-Free Bond Fund (the "FMB
                      Portfolio") to The Monitor Growth Fund (the "Monitor
                      Portfolio") in exchange for shares of the Monitor
                      Portfolio, the distribution of the Monitor Portfolio's shares so received to shareholders of the FMB Portfolio, and the termination of the Company's existence under state law and the Investment Company Act of 1940, as amended, all as described in the Company's Combined Proxy
                      Statement/Prospectus dated February 17, 1998, receipt of which is hereby acknowledged.

[ ]    [ ]      [ ]   2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR Proposals 1 and 2.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:______________     ________________________________________
                         Signature

                         ________________________________________
                         Signature, if held jointly

PROXY                                                                      PROXY

                             FMB MONEY MARKET FUND

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of FMB FUNDS, INC. (the "Company"), for use at a Meeting of Shareholders of FMB Money Market Fund to be held at One Freedom Valley Road, Oaks, Pennsylvania 19456 on March 17, 1998, at 10:00 a.m., Eastern Time.

     The undersigned hereby appoints Sandra A. Oechslin and Kevin P. Robins, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest, evidencing interests in the FMB Money Market Fund (the "Fund"), held of record by the undersigned on January 23, 1998, the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion:

FOR  AGAINST  ABSTAIN
[ ]    [ ]      [ ]   1. Proposal to approve an Agreement and Plan of
                      Reorganization and the transactions contemplated thereby, including the transfer of substantially all of the assets of the Company's FMB Money Market Fund (the "FMB
                      Portfolio") to The Monitor Growth Fund (the "Monitor
                      Portfolio") in exchange for shares of the Monitor
                      Portfolio, the distribution of the Monitor Portfolio's shares so received to shareholders of the FMB Portfolio, and the termination of the Company's existence under state law and the Investment Company Act of 1940, as amended, all as described in the Company's Combined Proxy
                      Statement/Prospectus dated February 17, 1998, receipt of which is hereby acknowledged.

[ ]    [ ]      [ ]   2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR Proposals 1 and 2.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:______________     ________________________________________
                         Signature

                         ________________________________________
                         Signature, if held jointly